Rule 497(e)

File Nos. 333-70963 and 811-09201

Executive Benefit VUL II – Prospectus

Executive Benefit VUL - Prospectus

A Flexible Premium Variable Universal Life Insurance Policy

Offered by Great-West Life & Annuity Insurance Company

in connection with its COLI VUL-2 Series Account

Supplement dated June 1, 2018

to the Prospectuses and Statement of Additional Information (“SAI”) dated May 1, 2018

This Supplement amends certain information contained in the Prospectuses and SAI dated May 1, 2018.

Effective on or about July 2, 2018, the “Deutsche funds” will become known as the “DWS funds”; therefore as of July 2, 2018, the following name changes will occur in the Prospectuses and SAI:

Old Name	New Name
Deutsche Investments VIT Funds	Deutsche DWS Investments VIT Funds
Deutsche Small Cap Index VIP	DWS Small Cap Index VIP
Deutsche Variable Series I	Deutsche DWS Variable Series I
Deutsche Core Equity VIP	DWS Core Equity VIP
Deutsche Global Small Cap VIP	DWS Global Small Cap VIP
Deutsche Variable Series II	Deutsche DWS Variable Series II
Deutsche CROCI® U.S. VIP	DWS CROCI® U.S. VIP
Deutsche High Income VIP	DWS High Income VIP
Deutsche Small Mid Cap Value VIP	DWS Small Mid Cap Value VIP

Effective on or about July 30, 2018, the PIMCO Global Bond Portfolio (Unhedged) will be renamed the PIMCO Global Bond Opportunities Portfolio (Unhedged). Therefore, as of July 30, 2018, all references in the Prospectuses and SAI to this Fund are amended to be references to the PIMCO Global Bond Opportunities Portfolio (Unhedged).

This Supplement must be accompanied by, or read in conjunction with, the current Prospectuses and

SAI dated May 1, 2018.

Please read this Supplement carefully and retain it for future reference.